                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 MARCH 5, 1997
               -------------------------------------------------
               (Date of Report--Date of Earliest Event Reported)

                              PRIME SERVICE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      333-15557             76-0452435
----------------------------         --------------       -------------------
(State or Other Jurisdiction           (Commission           (IRS Employer
      of Incorporation)                File Number)       Identification No.)


             16225 PARK TEN PLACE, SUITE 200, HOUSTON, TEXAS 77084
             -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (281) 578-5600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





Prime Service--Form 8-K
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ITEM 5.  OTHER EVENTS.

         On March 5, 1997, Primeco Inc. ("Primeco"), a Texas corporation and wholly owned subsidiary of Prime Service, Inc. (the "Registrant"), merged with and into the Registrant, with the Registrant as the surviving corporation (the "Merger"). Prior to the Merger, the Registrant's sole asset was the stock of Primeco.

         On March 6, 1995, Primeco issued $100 million in principal amount of its 12.75% Senior Subordinated Notes Due 2005 (the "Notes"), under an Indenture, dated as of March 6, 1995 (the "Indenture"), between Primeco and Texas Commerce Bank National Association, as trustee (the "Trustee"). On December 20, 1996, Primeco redeemed approximately $33.3 million in principal amount of the Notes. In connection with the Merger, the Registrant has entered into the First Supplemental Indenture, dated as of March 5, 1997 (the "Supplemental Indenture"), between the Registrant and the Trustee, pursuant to which the Registrant has been substituted for Primeco as the principal obligor under the Notes. The Registrant has filed a Form 15 with the Securities and Exchange Commission to terminate Primeco's periodic reporting requirements under the Securities and Exchange Act of 1934, as amended. Other than the substitution of the Registrant for Primeco, the Supplemental Indenture did not change any terms or conditions of the Indenture.

         Also in connection with the Merger, Primeco's Amended and Restated Credit Agreement, dated as of October 30, 1996 (the "Credit Agreement"), among Primeco, The Chase Manhattan Bank, as Administrative Agent, and The CIT Group/Business Credit, Inc., as Collateral Agent, has been amended pursuant to an Amendment, Consent and Acknowledgment, dated as of February 24, 1997 (the "Amendment"). Pursuant to the Amendment, the Registrant has been substituted for Primeco under the Credit Agreement. Other than conforming amendments to the Credit Agreement in connection with the Merger, the Amendment did not change any terms or conditions of the Credit Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                                    EXHIBITS

     NO.                        DESCRIPTION
     ---                        -----------
     4.1        First Supplemental Indenture, dated as of March 5, 1997,
                between Prime Service, Inc. and Texas Commerce Bank National
                Association, as trustee.

    10.1        Amendment, Consent and Acknowledgment, dated as of February 24,
                1997, among Prime Service, Inc., Primeco Inc., The Chase
                Manhattan Bank, as Administrative Agent, and The CIT Group/
                Business Credit, Inc., as Collateral Agent.

                            [SIGNATURE ON NEXT PAGE]


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 5, 1997


                                       PRIME SERVICE, INC.



                                       By: /s/ THOMAS E. BENNETT
                                          ------------------------------------
                                       Name:   Thomas E. Bennett
                                            ----------------------------------
                                       Title:  President
                                             ---------------------------------




Prime Service--Form 8-K               3

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                                 EXHIBIT INDEX





     NO.                        DESCRIPTION
     ---                        -----------
     4.1        First Supplemental Indenture, dated as of March 5, 1997,
                between Prime Service, Inc. and Texas Commerce Bank National
                Association, as trustee.

    10.1        Amendment, Consent and Acknowledgment, dated as of February 24,
                1997, among Prime Service, Inc., Primeco Inc., The Chase
                Manhattan Bank, as Administrative Agent, and The CIT Group/
                Business Credit, Inc., as Collateral Agent.



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